UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022 (June 8, 2022)

MATCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Chief Financial Officer and Chief Operating Officer

Effective as of June 9, 2022, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Match Group, Inc. (“Match Group” or the “Company”) approved, and the Company entered into, an amended and restated employment agreement (the “Employment Agreement”) with Gary Swidler, the Company’s Chief Financial Officer and Chief Operating Officer. The Employment Agreement amends and restates the prior employment agreement between the Company and Mr. Swidler, dated as of August 8, 2018 (and amended on March 1, 2020) in its entirety, the material revisions of which are described below. Unless otherwise specified, capitalized terms used but not defined below shall have the meanings set forth in the Employment Agreement.

The Employment Agreement, as amended and restated, memorializes Mr. Swidler’s current annual base salary of $675,000 and provides that, following the effective date, Mr. Swidler will receive (i) Company restricted stock units with a value at grant of approximately $3,000,000, vesting in full on the third anniversary of the grant date, subject to Mr. Swidler’s continued employment; and (ii) Company performance stock units with a target value at grant of approximately $4,000,000, vesting in full after three years based on Mr.  Swidler’s continued employment and the attainment of performance goals set forth in the applicable award agreement (such awards, together, the “Special Awards”).

Under the Employment Agreement, as amended and restated, all outstanding Company equity or equity-based awards held by Mr. Swidler that vest solely based on the passage of time, excluding the restricted stock units portion of the Special Awards (the “Time Vesting Awards”), as well as Mr. Swidler’s 2022 annual bonus opportunity, are eligible to vest as follows:

(a)	Subject to Mr. Swidler’s Continued Employment through August 31, 2022: (x) all Time Vesting Awards that are eligible to vest during 2023 will fully vest on an accelerated basis on August 31, 2022; and (y) the Company will pay Mr. Swidler a 2022 annual bonus (the “2022 Bonus”) in the amount of $1,000,000 in a lump-sum payment on or prior to January 31, 2023; and

(b)	Subject to Mr. Swidler’s Continued Employment through December 31, 2022: (x) all then-unvested Time Vesting Awards will fully vest on an accelerated basis on December 31, 2022; and (y) the Company will pay Mr. Swidler the 2022 Bonus as provided above in an amount equal to $2,000,000 (rather than $1,000,000).

This description is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Match Group held its annual meeting of stockholders. Stockholders present in person or by proxy, representing 254,599,772 shares of Match Group common stock voted on the following matters:

1.            Election of Directors – Stockholders elected the following three directors of Match Group, each to hold office for a three-year term ending on the date of the annual meeting of Match Group’s stockholders in 2025 or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
Stephen Bailey	232,090,060	9,665,949	105,827
Melissa Brenner	230,867,000	10,896,413	98,423
Alan G. Spoon	212,966,203	28,781,122	114,511

In addition to the votes cast and abstentions for each director nominee described above, there were 12,737,936 broker non-votes with respect to each director nominee.

2.            The Say on Pay Proposal – Stockholders approved, on an advisory basis, the compensation paid to Match Group’s named executive officers for the fiscal year ended December 31, 2021. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
235,100,226	6,603,055	158,555

In addition to the votes cast and abstentions described above, there were 12,737,936 broker non-votes with respect to the Say on Pay Proposal.

3.            The Frequency of Say on Pay Proposal – Stockholders approved, on an advisory basis, to hold future stockholder advisory votes on executive compensation every year. Stockholders eligible to vote voted as follows:

One Year	Two Years	Three Years	Number of Votes Abstaining
239,859,313	43,726	1,846,681	112,116

In addition to the votes cast and abstentions described above, there were 12,737,936 broker non-votes with respect to the Frequency of Say on Pay Proposal. Based on these results, and consistent with the Board’s recommendation, future stockholder advisory votes on executive compensation will occur every year. Accordingly, the next stockholder advisory vote on executive compensation is scheduled to be held at the annual meeting of Match Group’s stockholders in 2023. The next required stockholder advisory vote regarding the frequency interval is scheduled to be held in six years at the annual meeting of Match Group’s stockholders in 2028.

4.            The Auditor Ratification Proposal – Stockholders ratified the appointment of Ernst & Young LLP as Match Group’s independent registered public accounting firm for the 2022 fiscal year. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
246,108,219	8,408,461	83,092

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated as of June 9, 2022, between Match Group, Inc. and Gary Swidler

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
	Name:	Jared F. Sine
	Title:	Chief Business Affairs and Legal Officer

Date: June 10, 2022